                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS THAT I, DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's registration statement on Form S-3 for the registration of up to 150,000 shares of the common stock, par value $.25, of the Company, (ii) any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 or any amendments or supplements to any of such registration statements, in each case in accordance with appropriate authorization; (iii) any application for registration or qualification (or exemption therefrom) of such common stock under the Blue Sky or other federal or state securities laws and regulations; and (iv) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2001.

                                        /s/          Douglas N. Daft
                                        ---------------------------------------
                                        Chairman of the Board,
                                        Chief Executive Officer and Director
                                        The Coca-Cola Company

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's registration statement on Form S-3 for the registration of up to 150,000 shares of the common stock, par value $.25, of the Company, (ii) any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 or any amendments or supplements to any of such registration statements, in each case in accordance with appropriate authorization; (iii) any application for registration or qualification (or exemption therefrom) of such common stock under the Blue Sky or other federal or state securities laws and regulations; and (iv) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2001.

                                          /s/         Gary P. Fayard
                                          -------------------------------------
                                          Senior Vice President
                                            and Chief Financial Officer
                                          The Coca-Cola Company

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS THAT I, CONNIE D. MCDANIEL, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's registration statement on Form S-3 for the registration of up to 150,000 shares of the common stock, par value $.25, of the Company, (ii) any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 or any amendments or supplements to any of such registration statements, in each case in accordance with appropriate authorization; (iii) any application for registration or qualification (or exemption therefrom) of such common stock under the Blue Sky or other federal or state securities laws and regulations; and (iv) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 25th day of April, 2001.

                                                 /s/    Connie D. McDaniel
                                                 -------------------------------
                                                 Vice President and Controller
                                                 The Coca-Cola Company

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L.  PATRICK, Executive Vice President and General Counsel of the Company,  SUSAN
E. SHAW, Secretary of the Company, and CAROL C. HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's registration statement on Form S-3 for the registration of up to 150,000 shares of the common stock, par value $.25, of the Company, (ii) any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 or any amendments or supplements to any of such registration statements, in each case in accordance with appropriate authorization; (iii) any application for registration or qualification (or exemption therefrom) of such common stock under the Blue Sky or other federal or state securities laws and regulations; and (iv) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2001.

                                             /s/      Herbert A. Allen
                                             -----------------------------------
                                             Director
                                             The Coca-Cola Company

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L.  PATRICK, Executive Vice President and General Counsel of the Company,  SUSAN
E. SHAW, Secretary of the Company, and CAROL C. HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's registration statement on Form S-3 for the registration of up to 150,000 shares of the common stock, par value $.25, of the Company, (ii) any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 or any amendments or supplements to any of such registration statements, in each case in accordance with appropriate authorization; (iii) any application for registration or qualification (or exemption therefrom) of such common stock under the Blue Sky or other federal or state securities laws and regulations; and (iv) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2001.

                                               /s/      Ronald W. Allen
                                               -------------------------------
                                               Director
                                               The Coca-Cola Company

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L.  PATRICK, Executive Vice President and General Counsel of the Company,  SUSAN
E. SHAW, Secretary of the Company, and CAROL C. HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's registration statement on Form S-3 for the registration of up to 150,000 shares of the common stock, par value $.25, of the Company, (ii) any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 or any amendments or supplements to any of such registration statements, in each case in accordance with appropriate authorization; (iii) any application for registration or qualification (or exemption therefrom) of such common stock under the Blue Sky or other federal or state securities laws and regulations; and (iv) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 26th day of April, 2001.

                                                /s/     Cathleen P. Black
                                                -------------------------------
                                                Director
                                                The Coca-Cola Company

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS THAT I, WARREN E. BUFFETT, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L.  PATRICK, Executive Vice President and General Counsel of the Company,  SUSAN
E. SHAW, Secretary of the Company, and CAROL C. HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's registration statement on Form S-3 for the registration of up to 150,000 shares of the common stock, par value $.25, of the Company, (ii) any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 or any amendments or supplements to any of such registration statements, in each case in accordance with appropriate authorization; (iii) any application for registration or qualification (or exemption therefrom) of such common stock under the Blue Sky or other federal or state securities laws and regulations;and (iv) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2001.

                                                  /s/     Warren E. Buffett
                                                  -----------------------------
                                                  Director
                                                  The Coca-Cola Company

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS THAT I, SUSAN B. KING, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L.  PATRICK, Executive Vice President and General Counsel of the Company,  SUSAN
E. SHAW, Secretary of the Company, and CAROL C. HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's registration statement on Form S-3 for the registration of up to 150,000 shares of the common stock, par value $.25, of the Company, (ii) any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 or any amendments or supplements to any of such registration statements, in each case in accordance with appropriate authorization; (iii) any application for registration or qualification (or exemption therefrom) of such common stock under the Blue Sky or other federal or state securities laws and regulations; and (iv) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2001.

                                                 /s/      Susan B. King
                                                 ------------------------------
                                                 Director
                                                 The Coca-Cola Company

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L.  PATRICK, Executive Vice President and General Counsel of the Company,  SUSAN
E. SHAW, Secretary of the Company, and CAROL C. HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's registration statement on Form S-3 for the registration of up to 150,000 shares of the common stock, par value $.25, of the Company, (ii) any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 or any amendments or supplements to any of such registration statements, in each case in accordance with appropriate authorization; (iii) any application for registration or qualification (or exemption therefrom) of such common stock under the Blue Sky or other federal or state securities laws and regulations; and (iv) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2001.

                                               /s/      Donald F. McHenry
                                               --------------------------------
                                               Director
                                               The Coca-Cola Company

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L.  PATRICK, Executive Vice President and General Counsel of the Company,  SUSAN
E. SHAW, Secretary of the Company, and CAROL C. HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's registration statement on Form S-3 for the registration of up to 150,000 shares of the common stock, par value $.25, of the Company, (ii) any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 or any amendments or supplements to any of such registration statements, in each case in accordance with appropriate authorization; (iii) any application for registration or qualification (or exemption therefrom) of such common stock under the Blue Sky or other federal or state securities laws and regulations; and (iv) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2001.

                                                   /s/      Sam Nunn
                                                   -----------------------------
                                                   Director
                                                   The Coca-Cola Company

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS THAT I, PAUL F. OREFFICE, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L.  PATRICK, Executive Vice President and General Counsel of the Company,  SUSAN
E. SHAW, Secretary of the Company, and CAROL C. HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's registration statement on Form S-3 for the registration of up to 150,000 shares of the common stock, par value $.25, of the Company, (ii) any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 or any amendments or supplements to any of such registration statements, in each case in accordance with appropriate authorization; (iii) any application for registration or qualification (or exemption therefrom) of such common stock under the Blue Sky or other federal or state securities laws and regulations; and (iv) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2001.

                                              /s/      Paul F. Orrefice
                                              ---------------------------------
                                              Director
                                              The Coca-Cola Company

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the
Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's registration statement on Form S-3 for the registration of up to 150,000 shares of the common stock, par value $.25, of the Company, (ii) any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 or any amendments or supplements to any of such registration statements, in each case in accordance with appropriate authorization; (iii) any application for registration or qualification (or exemption therefrom) of such common stock under the Blue Sky or other federal or state securities laws and regulations; and (iv) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2001.

                                       /s/      James D. Robinson III
                                       --------------------------------------
                                       Director
                                       The Coca-Cola Company

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's registration statement on Form S-3 for the registration of up to 150,000 shares of the common stock, par value $.25, of the Company, (ii) any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 or any amendments or supplements to any of such registration statements, in each case in accordance with appropriate authorization; (iii) any application for registration or qualification (or exemption therefrom) of such common stock under the Blue Sky or other federal or state securities laws and regulations; and (iv) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2001.

                                       /s/      Peter v. Ueberroth
                                       -------------------------------------
                                       Director
                                       The Coca-Cola Company

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK,  Executive Vice President and General Counsel of the Company,  SUSAN
E. SHAW, Secretary of the Company, and CAROL C. HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's registration statement on Form S-3 for the registration of up to 150,000 shares of the common stock, par value $.25, of the Company, (ii) any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 or any amendments or supplements to any of such registration statements, in each case in accordance with appropriate authorization; (iii) any application for registration or qualification (or exemption therefrom) of such common stock under the Blue Sky or other federal or state securities laws and regulations; and (iv) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2001.

                                           /s/       James B. Williams
                                           -----------------------------------
                                           Director
                                           The Coca-Cola Company